UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2006

BANCSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315

(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1185 Immokalee Road, Naples, Florida		34110

(address of principal executive offices)		(Zip Code)

Registrant’s telephone number: (239) 254-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     Regulation FD

Bancshares of Florida, Inc., a multi-bank holding company based in Naples, Florida, announced in a press release today that it has filed a Form S-3 Registration Statement with the U.S. Securities and Exchange Commission for a public offering of up to 2.5 million shares of its common stock.  Additionally, 375,000 shares may be issued upon exercise of an option to be granted to the underwriters to cover over-allotments.

A copy of this press release is furnished as Exhibit 99.1

ITEM 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished with this Report:

99.1     Press Release (solely furnished and not filed for purposes of Item 9.01).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancshares of Florida, Inc.
(Registrant)
Date: March 31, 2006
/s/ Tracy L. Keegan

Tracy L. Keegan
Executive Vice President and Chief Financial Officer